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                                                                   EXHIBIT 10.43

                                    AMENDMENT

                                     TO THE

                           EMPLOYEES' RETIREMENT PLAN
                                 OF AMETEK, INC.

                                 AMENDMENT NO. 1

         WHEREAS, there was adopted and made effective as of December 29, 1942, the Employees' Retirement Plan of AMETEK, Inc. (the "Plan"); and

         WHEREAS, the Plan was amended and restated in its entirety, effective January 1, 1998; and

         WHEREAS, Section 9.2 of the Plan provides that AMETEK, Inc. ("AMETEK") may amend the Plan at any time or from time to time; and

         WHEREAS, AMETEK now desires to amend the Plan in certain respects;

         NOW, THEREFORE, the Plan is hereby amended as follows:

         FIRST: Section 1.18 of the Plan is amended by adding the following to the end of the first sentence:

         "or any person who is hired as a temporary employee or intern"

         SECOND: The provisions of this Amendment No. 1 shall be effective as of January 1, 1998.

         IN WITNESS WHEREOF, AMETEK has caused these presents to be executed in its corporate name, by its duly authorized officer on this 31st day of March, 1998.

                                                AMETEK, Inc.




                                                By: /s/ Donna F. Winquist
                                                    -----------------------

Attest:

/s/ Kathryn E. Londra
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